Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On January 12, 2023, Molekule Group, Inc. (f/k/a AeroClean Technologies, Inc.), a Delaware corporation (“Molekule”), completed its previously announced acquisition of Molekule, Inc., a Delaware corporation (“Legacy Molekule”), pursuant to the Agreement and Plan of Merger dated as of October 3, 2022 (the “Molekule Merger Agreement”) by and among Molekule, Air King Merger Sub Inc., a Delaware corporation and direct wholly owned subsidiary of Molekule (“Molekule Merger Sub”), and Legacy Molekule. Pursuant to the Molekule Merger Agreement, Molekule Merger Sub merged with and into Legacy Molekule, with Legacy Molekule continuing as the surviving entity and a wholly owned subsidiary of Molekule (the “Molekule Merger”). In connection with the closing of the Molekule Merger, Molekule changed its name from “AeroClean Technologies, Inc.” to “Molekule Group, Inc.”

At the effective time of the Molekule Merger, the outstanding shares of Legacy Molekule common stock, par value $0.0001 per share, that were issued and outstanding immediately prior to the effective time of the Molekule Merger were converted automatically into, and the holders of such shares were entitled to receive, by virtue of the Molekule Merger and upon the terms and subject to the conditions set forth in the Molekule Merger Agreement, 14,907,210 fully paid and nonassessable shares of Molekule Common Stock (the “Molekule Merger Consideration”).

At the effective time of the Molekule Merger, each in-the-money Legacy Molekule warrant, by virtue of the Molekule Merger and without further action on the part of the holder thereof, converted into the right to receive, for each share of Legacy Molekule common stock subject to such in-the-money Legacy Molekule warrant (including shares of Legacy Molekule common stock issuable upon conversion of any Legacy Molekule preferred stock issuable upon exercise of any Legacy Molekule warrant), a portion of the Molekule Merger Consideration equal to the Molekule Merger Consideration that would have been payable in respect of such share had such in-the-money Legacy Molekule warrant been exercised immediately prior to the effective time of the Molekule Merger less the exercise price with respect to such warrant. Each Legacy Molekule warrant issued and outstanding as of the effective time of the Molekule Merger that was not an in-the-money Legacy Molekule warrant was automatically cancelled and terminated for no consideration immediately prior to the effective time of the Molekule Merger.

At the effective time of the Molekule Merger, each outstanding option to acquire Legacy Molekule common stock was cancelled and terminated for no consideration. Any shares of Legacy Molekule common stock that were available for issuance pursuant to Legacy Molekule’s 2015 stock plan (the “Residual Shares”) were converted at the effective time of the Molekule Merger into the number of shares of Molekule Common Stock equal to the product of the number of such Residual Shares and the exchange ratio determined in accordance with the Molekule Merger Agreement.

The unaudited pro forma condensed combined statement of operations should be read in conjunction with the separate historical financial statements and accompanying notes of Molekule and Legacy Molekule as of and for the year ended December 31, 2022.

The unaudited pro forma condensed combined statement of operations are based on and have been derived from Molekule’s and Legacy Molekule’s audited historical financial statements as of and for the year ended December 31, 2022. The unaudited pro forma condensed combined statement of operations were prepared in accordance with Article 8 of Regulation S-X using the assumptions set forth in the notes hereto and transaction accounting adjustments that reflect the application of accounting required by U.S. GAAP, including the effects of the Molekule Merger. The unaudited pro forma condensed combined have been prepared on the basis that Molekule is the acquirer for accounting purposes. The unaudited pro forma condensed combined financial statements do not include a pro forma balance sheet as the Molekule Merger is reflected in the most recent historical balance sheet as of March 31, 2023 filed in Molekule’s Form 10-Q for the quarterly period then ended. The unaudited pro forma condensed combined financial statements do not include a pro forma statement of operations for the three months ended March 31, 2023 as the results of Legacy Molekule are included in Molekule's results of operations from the date of acquisition, January 12, 2023. Molekule does not believe that the results of Legacy Molekule's operations for the period from January 1, 2023 through January 11, 2023 are material to the consolidated results of operations of Molekule for the period ended March 31, 2023.

The unaudited pro forma condensed combined statement of operations for the fiscal year ended December 31, 2022 gives effect to the Molekule Merger as if it had occurred on January 1, 2022. The unaudited pro forma condensed combined statement of operations are for illustrative and informational purposes only and are not intended to represent what Molekule’s results of operations would have been had the Molekule Merger occurred on the dates indicated. The following unaudited pro forma condensed combined financial information and related notes have been derived from and should be read in conjunction with (i) the historical financial statements of Molekule and the related notes included elsewhere herein and (ii) the historical financial statements of Legacy Molekule and the related notes included elsewhere herein.

The unaudited pro forma condensed combined statement of operations gives pro forma effect to the consummation of the Molekule Merger on the terms provided for in the Molekule Merger Agreement, and the unaudited pro forma adjustments reflect adjustments related to (1) the application of the acquisition method of accounting in connection with the Molekule Merger and (2) the preliminary fair value estimate of assets to be acquired and liabilities to be assumed. The Molekule Merger is subject to closing adjustments that represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial statements and that are subject to change as additional information becomes available and analyses are performed. Accordingly, the pro forma adjustments are preliminary and have been made solely for the purpose of providing unaudited pro forma condensed combined statement of operations as required by SEC rules. Differences between these preliminary estimates and the final merger accounting may be material. The pro forma financial information does not give effect to the potential impact of current financial conditions or any anticipated revenue enhancements, cost savings or operating synergies that may result from the Molekule Merger.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2022

	Historical Molekule(a)	Historical Legacy Molekule(b)	Reclassification Adjustments			Transaction Accounting Adjustments		Pro Forma Condensed Combined
Product revenues	$227,186	$48,028,194	$			$		$48,255,380
Cost of sales	112,559	32,476,891						32,589,450
Gross profit	114,628	15,551,303						15,665,931
Operating expenses:
Selling, general and administrative	15,453,261	—		47,636,365	(c)		989,702 (d)	64,079,328
Research and development	1,954,552	—		701,206	(c)			2,655,758
General, administrative, research and development	—	38,948,195		(38,948,195	)(c)			—
Sales, marketing and advertising	—	9,389,376		(9,389,376	)(c)			—
Total operating expenses	17,407,813	48,337,571					(989,702)	66,735,086
Operating loss	(17,293,185)	(32,786,268)					(989,702)	(51,069,155)
Change in fair value of warrant liability	(10,623,000)	—						(10,623,000)
Other income (expense):
Other income	—	35,510,107						35,510,107
Other expense	—	(159,645)						(159,645)
Interest expense	—	(4,116,425)						(4,116,425)
Total other income (expense)	—	31,234,037						31,234,037
Loss before income tax benefit	(6,670,185)	(1,552,231)					(989,702)	(9,212,118)
Income tax benefit	(501,254)	—						(501,254)
Net loss	$(6,168,931)	$(1,552,231)		$—			$(989,702)	$(8,710,864)
Net loss per share-basic	$(0.42)	$—						$(0.29
Weighted-average common shares outstanding:
Basic and diluted	14,676,369	—					15,431,198 (e)	30,107,567

See the accompanying notes to the unaudited pro forma condensed combined statement of operations, which are an integral part hereof. The pro forma adjustments are explained in the notes below.

NOTES TO THE UNAUDITED PRO FORMA
CONDENSED COMBINED Statement of Operations

Note 1. Description of the Transaction

On October 3, 2022, Molekule, Legacy Molekule and Molekule Merger Sub entered into the Molekule Merger Agreement, pursuant to which they agreed to combine in an all-stock transaction. Pursuant to the Molekule Merger Agreement, on January 12, 2023, Merger Sub merged with and into Legacy Molekule, with Legacy Molekule continuing as the surviving entity and a wholly owned subsidiary of Molekule. In connection with the closing of the Molekule Merger, Molekule changed its name from “AeroClean Technologies, Inc.” to “Molekule Group, Inc.”

At the effective time of the Molekule Merger, the outstanding shares of Legacy Molekule common stock, par value $0.0001 per share, that were issued and outstanding immediately prior to the effective time of the Molekule Merger were converted automatically into, and the holders of such shares were entitled to receive, by virtue of the Molekule Merger and upon the terms and subject to the conditions set forth in the Molekule Merger Agreement, 14,907,210 fully paid and nonassessable shares of Molekule Common Stock.

At the effective time of the Molekule Merger, each in-the-money Legacy Molekule warrant, by virtue of the Molekule Merger and without further action on the part of the holder thereof, converted into the right to receive, for each share of Legacy Molekule common stock subject to such in-the-money Legacy Molekule warrant (including shares of Legacy Molekule common stock issuable upon conversion of any Legacy Molekule preferred stock issuable upon exercise of any Legacy Molekule warrant), a portion of the Molekule Merger Consideration equal to the Molekule Merger Consideration that would have been payable in respect of such share had such in-the-money Legacy Molekule warrant been exercised immediately prior to the effective time of the Molekule Merger less the exercise price with respect to such warrant. Each Legacy Molekule warrant issued and outstanding as of the effective time of the Molekule Merger that was not an in-the-money Legacy Molekule warrant was automatically cancelled and terminated for no consideration immediately prior to the effective time of the Molekule Merger.

At the effective time of the Molekule Merger, each outstanding option to acquire Legacy Molekule common stock was cancelled and terminated for no consideration. The Residual Shares were converted at the effective time of the Molekule Merger into the number of shares of Molekule Common Stock equal to the product of the number of such Residual Shares and the exchange ratio determined in accordance with the Molekule Merger Agreement.

Note 2. Basis of Pro Forma Presentation

The accompanying unaudited pro forma condensed combined financial statements have been prepared pursuant to Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” The accompanying unaudited pro forma condensed combined financial statements are based on the historical financial information of Molekule and Legacy Molekule. In the opinion of Molekule’s management, the unaudited pro forma condensed combined financial statements reflect adjustments that are necessary to present fairly the unaudited pro forma condensed combined statements of operations for the period indicated.

The unaudited pro forma condensed combined statement of operations is for illustrative and informational purposes only and is not intended to represent what Molekule’s results of operations would have been had the Molekule Merger occurred on the dates indicated. The unaudited pro forma condensed combined statement of operations also should not be considered indicative of Molekule’s future results of operations.

Molekule and Legacy Molekule prepared their respective statement of operations in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Molekule Merger is being accounted for using the acquisition method of accounting under the provisions of Accounting Standards Codification 805, Business Combinations, with Molekule being treated as the accounting acquirer. In identifying Molekule as the acquiring entity for accounting purposes, Molekule and Legacy Molekule took into account a number of factors, including (i) which entity is issuing its equity interests, (ii) the expectation that, following the effective time of the Molekule Merger, holders of shares of Molekule Common Stock as of immediately prior to the effective time of the Molekule Merger will hold, in the aggregate, more than 50% of the issued and outstanding shares of Molekule Common Stock immediately following the effective time of the Molekule Merger, (iii) the intended corporate governance structure of Molekule following the effective time of the Molekule Merger, (iv) the intended senior management of Molekule following the effective time of the Molekule Merger and (v) the terms of the share exchange. No single factor was the sole determinant in the overall conclusion that Molekule is the acquirer for accounting purposes; rather, all factors were considered in arriving at such conclusion.

The unaudited pro forma condensed combined statement of operations for the fiscal year ended December 31, 2022 gives effect to the Molekule Merger as if it had occurred on January 1, 2022.

Purchase Price Consideration

The allocation of the purchase price consideration reflected in these pro forma condensed combined financial statements consists of equity consideration in the form of shares of Molekule Common Stock issued to Legacy Molekule stockholders with a value of $52,466,073 based on 14,907,210 shares of Molekule Common Stock that Molekule issued to holders of Legacy Molekule common stock in connection with the Molekule Merger, 23,608 shares of Molekule Common Stock issued to Legacy Molekule warrantholders and 500,380 shares of Molekule Common Stock that vested prior to or on the closing date of the Molekule Merger. The value has been calculated based on the $3.40 share price of Molekule Common Stock on January 12, 2023 (the closing date of the Molekule Merger).

The valuation of the Molekule Merger Consideration is calculated as follows:

Shares of Molekule Common Stock Issued to Legacy Molekule Stockholders	14,907,210
Shares of Molekule Common Stock Issued to Legacy Molekule Warrantholders	23,608
Total	14,930,818
Molekule closing share price as of January 12, 2023	$3.40
Consideration Transferred for Share Exchange	50,764,781
Fair value of replacement awards attributable to pre-Molekule Merger services	1,701,292
Total Consideration Transferred	$52,466,073

Note 3. Adjustments to Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2022

(a)	The historical data presented for Molekule Group, Inc. has been derived from Molekule’s audited consolidated statement of operations for the year ended December 31, 2022.

(b)	The historical data presented for Molekule, Inc. has been derived from Legacy Molekule’s audited consolidated statement of operations for the year ended December 31, 2022.

(c)	Legacy Molekule’s “sales, marketing and advertising” expenses of $9,389,376 has been reclassified to “selling, general and administrative” expenses to conform to Molekule’s presentation. Legacy Molekule’s “general, administrative, research and development” expenses of $38,948,195 has been reclassified to “selling, general and administrative” expenses of $38,246,989 and “research and development” expenses of $701,206 to conform to Molekule’s presentation.

(d)	Represents (1) one-time transaction-related expenses of $367,425 that were incurred in connection with the Molekule Merger and (2) $622,277 of stock-based compensation for equity granted in connection with the Molekule Merger.

(e)	Basic and diluted loss per share were calculated using the historical weighted average shares outstanding and reflects (a) the issuance of 14,907,210 shares of Molekule Common Stock to Legacy Molekule stockholders as Molekule Merger Consideration, (b) the issuance of 23,608 shares of Molekule Common Stock to Legacy Molekule warrantholders as Molekule Merger Consideration and (c) 500,380 shares of Molekule Common Stock that vested prior to or on the closing of the Molekule Merger, assuming in each case that the shares were outstanding since January 1, 2022. Molekule’s warrants and restricted stock units were not included since the effects of potentially dilutive securities are antidilutive.

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